Exhibit 10.35

FIFTH AMENDMENT TO UNSECURED PROMISSORY NOTE

This Fifth Amendment to Unsecured Promissory Note (this “Amendment”) is entered into as of May 29, 2026, by and between: NextTrip Inc., a Nevada corporation (the “Company”), and The Donald P. Monaco Insurance Trust (the “Holder”). The Company and the Holder are referred to collectively as the “Parties.”

RECITALS

WHEREAS, the Company previously issued that certain Unsecured Promissory Note dated March 25, 2026, in the original principal amount of $80,000 (the “Note”); and

WHEREAS, the Company previously issued that certain First Amendment to the Unsecured Promissory Note dated April 6, 2026, in the additional principal amount of $75,000 (the “Note”); and

WHEREAS, the Company previously issued that certain Second Amendment to the Unsecured Promissory Note dated April 9, 2026, in the additional principal amount of $135,000 (the “Note”); and

WHEREAS, the Company previously issued that certain Third Amendment to the Unsecured Promissory Note dated April 27, 2026, in the additional principal amount of $110,000 (the “Note”); and

WHEREAS, the Company previously issued that certain Fourth Amendment to the Unsecured Promissory Note dated April 30, 2026, in the additional principal amount of 110,000 (the “Note”); and

WHEREAS, on May 12, 2026, the Company repaid $110,000 of the outstanding principal amount; and

WHEREAS, the Parties desire to amend the Note to further increase the principal amount.

AGREEMENT

1. Increase in Principal Amount. Effective as of May 29, 2026, the outstanding principal amount of the Note is increased by $200,000. Accordingly, the total principal amount of the Note shall be $600,000, plus any accrued and unpaid interest. All interest shall continue to accrue in accordance with the terms of the Note.

2. No Other Modifications. Except as expressly modified, all terms of the Note remain unchanged and in full force and effect.

3. Governing Law. This Amendment shall be governed by the laws of the State of Nevada.

4. Counterparts. This Amendment may be executed in counterparts and delivered electronically.

[Signature Page Follows]

IN WITNESS WHEREOF, the Parties have executed this Amendment as of the date first written above.

COMPANY:
NEXTTRIP, INC.

By:	/s/ William Kerby
Name:	Bill Kerby
Title:	Chief Executive Officer

HOLDER:
THE DONALD P. MONACO INSURANCE TRUST

By:	/s/ Donald P. Monaco
Name:	Donald P. Monaco
Title:	Trustee